UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 19, 2006

Northrim BanCorp, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Alaska	0-33501	92-0175752
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

3111 C Street, Anchorage, Alaska		99503
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	907-562-0062

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

The information set forth under Item 5.02, "Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers," is incorporated herein by reference.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

(c) On May 19, 2006, Northrim BanCorp, Inc. announced the appointment of Joseph M. Beedle as executive vice president and chief lending officer of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank, effective May 15, 2006.

Mr. Beedle, age 54, previously served as chief financial officer of University of Alaska, from 2000 until April 2006, and as chief executive of Goldbelt, Incorporated., an Alaska native corporation, from 1994 to 2000. Mr. Beedle has more than 20 years of banking experience, including in an executive lending role, having served as executive vice president and chief credit officer for Key Bank of Alaska from 1985 to 1993 and as vice president and commercial loan administrator for First Bank, Ketchikan, Alaska from 1980 to 1985.

Northrim BanCorp, Inc. and Mr. Beedle have entered into an employment agreement under which Mr. Beedle will receive an annual base salary of $195,000, as adjusted from time to time, and a bonus based on the company’s financial performance. The agreement is effective through December 31, 2006 and renews for a one year term automatically each year unless notice of termination is provided not later than ninety (90) days prior to the expiration of the term. The agreement provides Mr. Beedle with severance and change of control benefits, including an excise tax gross-up benefit. Mr. Beedle is prohibited from competing with the company for a period of one year following his departure from the company for whatever reason. The agreement provides that upon commencement of employment with the company, Mr. Beedle will be granted 1,500 restricted units under the company’s stock incentive plan. The agreement also provides benefits for Mr. Beedle under the company’s Supplemental Executive Retirement Plan and Deferred Compensation Plan.

A copy of Mr. Beedle’s employment agreement is filed as exhibit 10.1 to this Form 8-K.

Item 8.01 Other Events.

Attached as Exhibit 99.1 is a press release issued on May 19, 2006 announcing the appointment of Mr. Beedle as executive vice president and chief lending officer of Northrim BanCorp, Inc. and its subsidiary Northrim Bank.

Item 9.01 Financial Statements and Exhibits.

(a) Not applicable.
(b) Not applicable.
(c) Exhibits.
10.1 Employment Agreement with Joseph M. Beedle.
99.1 Press Release dated May 19, 2006 announcing the appointment of Joseph M. Beedle as executive vice president and chief lending officer of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Northrim BanCorp, Inc.

May 19, 2006	By:	R. Marc Langland

Name: R. Marc Langland
Title: Chairman, President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Employment Agreement with Joseph M. Beedle.
99.1	Press Release dated May 19, 2006 announcing the appointment of Joseph M. Beedle as executive vice president and chief lending officer of Northrim BanCorp, Inc. and its subsidiary, Northrim Bank.